ASTER WIRELESS, INC.
Rochester, New York
(A Development Stage Company)

FINANCIAL REPORTS
AT
NOVEMBER 30, 2006

INDEPENDENT AUDITORS’ REPORT

ASTER Wireless, Inc.
Rochester, New York
(A Development Stage Company)

We have audited the accompanying balance sheets of ASTER Wireless, Inc. as of November 30, 2006 and December 31, 2005, the consolidated statements of changes in stockholders’ equity and the related statements of operations and cash flows for the eleven months ended November 30, 2006 and the period from inception July 5, 2005 through December 31, 2005, and cumulative period from July 5, 2005 through November 30, 2006.  These financial statements are the responsibility of the company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ASTER Wireless, Inc. as of November 30, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming ASTER Wireless, Inc. will continue as a going concern.  As discussed in Note K to the financial statements, the Company has incurred losses that have resulted in an accumulated deficit.  This condition raises substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rotenberg & Co. LLC

Rochester, New York
December 21, 2006

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

BALANCE SHEETS

	November 30,	December 31,
	2006	2005

ASSETS

Current Assets
Cash and Cash Equivalents	$66,871	$357,435
Prepaids	5,288	7,232

Total Current Assets	72,159	364,667

Property and Equipment - Net of Accumulated Depreciation	20,379	19,767

Other Assets
Intangible Assets	126,002	128,586

Total Assets	$218,540	$513,020

LIABILITIES

Accounts Payable	$2,101	$2,626
Deferred Payroll	73,424	—

Total Liabilities	75,525	2,626

STOCKHOLDER'S EQUITY

Stockholder's Equity
Series A1 Convertible Participating Preferred Stock, Par Value $.001; 615,384 Authorized Shares; 489,741 and 371,793 Issued and Outstanding at 11/30/06 and 12/31/05, Respectively, Aggregated Amount of Liquidated Preferences approximates 955,000 and 725,000, respectively	489	371

Series A Preferred Stock, Par Value $.001, 780,000 Authorized Shares, 687,693 Issued and Outstanding at 11/30/06 and 12/31/05, Aggregate Amount of Liquidated Preferences Approximates $264,500	688	688

Common Stock, Par Value $.001, 3,000,000 Authorized Shares 220,000 Outstanding at 11/30/06 and 12/31/05	220	220

Additional Paid in Capital	1,073,823	843,941

Accumulated Deficit During the Development Stage	(932,205)	(334,826)

Total Stockholder's Equity	143,015	510,394

Total Liabilities and Stockholder's Equity	$218,540	$513,020

The accompanying notes are an integral part of these financial statements.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

								Accumulated
			Convertible		Convertible		Additional	Deficit in	Total
	Common Stock		Preferred Stock Class A		Preferred Stock Class A1		Paid-In	Development	Stockholders'
	Shares	Par Value	Shares	Par Value	Shares	Par Value	Capital	Stage	Equity

Balance - July 5, 2005	—	—	—	—	—	—	$—	$—	$—

Shares Issued for Services	220,000	220	—	—	—	—	—	—	220

Shares Issued for Cash at $0.38 per share	—	—	780,000	780	—	—	299,220	—	300,000

Shares Issued for Cash at $1.95 per share	—	—	—	—	279,486	279	544,721	—	545,000

Shares Converted	—	—	(92,307)	(92)	92,307	92	—	—	—

Net Loss for the Year	—	—	—	—	—	—	—	(334,826)	(334,826)

Balance - December 31, 2005	220,000	220	687,693	688	371,793	371	843,941	(334,826)	510,394

Shares Issued for Cash	—	—	—	—	117,948	118	229,882	—	230,000

Net Loss for the Year	—	—	—	—	—	—	—	(597,379)	(597,379)

Balance November 30, 2006	220,000	220	687,693	688	489,741	489	$1,073,823	$(932,205)	$143,015

The accompanying notes are an integral part of these financial statements.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

STATEMENTS OF OPERATIONS

			Cumulative
		Period from	Since Inception
	Period Ended	Inception through	July 5, 2005 To
	November 30, 2006	December 31, 2005	November 30, 2006

Revenue	$—	$—	$—

Operating Expenses
Salaries and Wages	390,454	215,525	605,979
Employee Benefits	45,799	24,217	70,016
Payroll Taxes	26,276	18,191	44,467
Repairs and Maintenance	8,319	2,000	10,319
Rent	23,870	18,869	42,739
Research and Development	1,615	—	1,615
Administrative Services	13,280	10,849	24,129
Travel, Meals, and Entertainment	32,544	15,386	47,930
Depreciation and Amortization	7,031	3,547	10,578
Consulting	12,567	7,614	20,181
Insurance	6,518	2,474	8,992
Professional Fees	25,333	15,044	40,377
Miscellaneous	3,773	1,110	4,883

Total Operating Expenses	597,379	334,826	932,205

Loss from Operations	(597,379)	(334,826)	(932,205)

Provision for Taxes	—	—	—

Net Loss	$(597,379)	$(334,826)	$(932,205)

The accompanying notes are an integral part of these financial statements.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

STATEMENTS OF CASH FLOWS

			Cumulative
		Period from	Since Inception
	Period Ended	Inception through	July 5, 2005 To
	November 30, 2006	December 31, 2005	November 30, 2006

Cash Flows from Operating Activities

Net Loss for Period	$(597,379)	$(334,826)	$(932,205)
Non Cash Adjustments:
Depreciation and Amortization	7,031	3,547	10,578

Changes in Operating Assets and Liabilities:
Prepaids	1,944	(7,232)	(5,288)
Accounts Payable	(525)	2,626	2,101

Net Cash Flows from Operating Activities	(588,929)	(335,885)	(924,814)

Cash Flows from Investing Activities
Purchase of Property and Equipment	(5,059)	(21,900)	(26,959)
Purchase of Intangible Assets	—	(130,000)	(130,000)

Net Cash Flows from Investing Activities	(5,059)	(151,900)	(156,959)

Cash Flows from Financing Activities
Deferred Payroll	73,424	—	73,424
Proceeds from Stock	230,000	845,220	1,075,220

Net Cash Flows from Financing Activities	303,424	845,220	1,148,644

Net Change in Cash and Cash Equivalents	(290,564)	357,435	66,871

Cash and Cash Equivalents at Beginning of Year	357,435	—	—

Cash and Cash Equivalents at End of Year	$66,871	$357,435	$66,871

Supplemental Disclosure
Interest Paid	$—	$—	$—
Taxes Paid	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note A -    Summary of Significant Accounting Policies

Method of Accounting
The company maintains its books and prepares its financial statements on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.  The company maintains cash and cash equivalents at financial institutions which periodically may exceed federally insured amounts.

Property, Equipment, and Depreciation
Property and equipment are presented at original cost, less accumulated depreciation. Depreciation is computed on various methods at annual rates based upon estimated useful lives as follows:

Computer Equipment	3 -5 Years
Equipment, Furniture, and Fixtures	5 Years
Intangible Property	17 Years

The cost of significant improvements to property and equipment are capitalized.  Maintenance and repairs are expensed as incurred.  Upon sale or retirement of property and equipment, the cost and related depreciation are eliminated from the accounts and any resulting gain or loss is credited or charged to income.

Impairment of Long-Lived Assets
The carrying values of long-lived assets are generally evaluated for impairment only if events or changes in facts and circumstances indicate that carrying values may not be recoverable.  Any impairment determined would be recorded in the current period and would be measured by comparing the fair value of the related asset to its carrying value.  Fair value is generally determined by identifying estimated undiscounted cash flows to be generated by those assets.  No impairment has been recorded for the periods ended 2006 and 2005, as management’s expectation is that it is more likely than not that the assets could be sold for amounts in excess of their carrying amounts.

Patent
Costs paid and the related fees associated with the process of obtaining patents or patent approvals are recorded as assets when they are incurred.  The approved patent and patent costs are amortized on a straight line basis over the estimated economic lives of the patents, which are generally 17 years and commences at the time the patent is awarded.

Costs related to the development of patentable products are charged to operations as research and development costs in the period incurred.

Patent costs are evaluated for impairment using the methodology set forth in SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  Recoverability of these assets is assessed only when events have occurred that may give rise to impairment.

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ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note A -   Summary of Significant Accounting Policies - continued

Acquisition of Assets

In July 2005, the Company purchased assets in bulk from an unrelated party.  Management has allocated the assets, based upon their estimates of the relative fair values, at the acquisition date as follows:

Software Technology	$90,000
Patents	40,000
Furniture and Fixtures	20,000

Total	$150,000

Research and Development Cost
Research and development expenditures are expensed as incurred.

Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards (SFAS) No. 109.  Deferred tax assets and liabilities are based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which are anticipated to be in effect when these differences reverse.  The deferred tax provision is the result of the net change in the deferred tax assets and liabilities.  A valuation allowance is established when it is necessary to reduce deferred tax assets to amounts expected to be realized.  The Company did not record any income taxes liabilities for the periods ended 2006 and 2005 since it has incurred losses for the periods ended November 30, 2006 and for the period from the inception July 5, 2005 to December 31, 2005.  Additionally, no deferred tax assets have been recorded since the tax deductibility of those items giving rise to the deferred tax assets are uncertain.  Items giving rise to potential deferred tax assets primarily consist of net operating losses, and share based payments.

Delaware State Franchise Taxes and Filing Fees
All corporations formed under Delaware State law, whether active or inactive, are subject to annual minimum Delaware State franchise taxes and filing fees.  The Company has not accrued for these costs for the periods ended 2006 and 2005 since it believes that these costs are immaterial.

Stock-Based Compensation
In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123R, “Share-Based Payment” (“SFAS 123R”).  SFAS 123R revises FASB Statement No. 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25 “Accounting for Stock Issued to Employees”.  SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period).  The Company has adopted SFAS 123R using the modified retrospective method.  Under this method the Company has elected to apply the original provisions of SFAS 123 prior to the effective date of January 1, 2006 to the entity’s prior year financial statements for all equity awards granted since inception.

- continued -

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note A -    Summary of Significant Accounting Policies - continued

Stock-Based Compensation - continued
The Company had 133,531 warrants issued and outstanding as of November 30, 2006.  See additional disclosure in Note H.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Lease Commitments
The Company has adopted SFAS No. 13, Accounting for Leases.  If the lease terms meet one or all of the following four criteria, it will be classified as a capital lease, otherwise, it is an operating lease: (1) The lease transfers the title to the lessee at the end of the term; (2) the lease contains a bargain purchase option; (3) the lease term is equal to 75% of the estimated economic life of the leased property or more; (4) the present value of the minimum lease payment in the term equals or exceeds 90% of the fair value of the leased property.  The current lease agreement with an unrelated party does not meet any of the above criteria and accordingly it has been classified and recorded as an operating lease.

Note B -    Nature of Business

The company was organized under the laws of the State of Delaware in July 2005 and is primarily engaged in the development of wireless multimedia distribution technology.  The company operates in Rochester, New York.

Note C -    Development Stage Company

The Company follows the Statement of Financial Accounting Standard No. 7, “Accounting and Reporting by Development Stage Enterprises” in the presentation of its financial statements.  The Company is in the development stage.  This stage is characterized by significant expenditures for the design and development of the Company’s products.  Once the Company’s planned principal operations commence, its focus will be on the manufacturing and marketing of its wireless multimedia distribution technology.

The Company incurred cumulative losses through November 30, 2006 of approximately $932,000.  The Company expects to continue to incur significant operating losses and generate negative cash flow from operating activities for at least next year while it develops wireless multimedia distribution technology.  The Company’s ability to eliminate operating losses and to generate positive cash flow from operations in the future will depend upon how successful it can design, develop, manufacture and market its products in wireless multimedia distribution technology.  If the Company is unable to implement its business plan successfully, it may not be able to eliminate operating losses, generate positive cash flow or achieve or sustain profitability which would adversely affect its business, operations and financial results.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note D -    Common and Preferred Stock

The Company’s Securities are not registered under the Securities Act of 1933 and, therefore, no offering may be made which would constitute a “Public Offering” within the meaning of the United States Securities Act of 1933, unless the shares are registered pursuant to an effective registration statement under the act.

The stockholders may not sell, transfer, pledge, or otherwise dispose of the shares of the company in the absence of either an effective registration statement covering said shares under the 1933 Act and relevant state securities laws, or an opinion of counsel that registration is not required under the Act of under the securities laws of any such state.

Note E -      Series A1 Convertible Participating Preferred Stock
During 2005 and 2006 the Company issued Series A1 Preferred Stock to various investors in exchange for cash.  The Series A1 Preferred Stock has the following rights and preferences:

Voting
Each holder of the Series A1 Preferred Stock is entitled to a number of votes equal to the number of shares of common stock into which the shares of Series A Preferred Stock would be convertible.

Conversion
The holders of Series A1 Preferred Stock have the right to convert their shares at any time into shares of common stock, based on the quotient obtained by dividing the Original Series A1 Purchase Price by the Conversion Price (originally $1.95 per share), subject to adjustments for certain events.  All outstanding shares of preferred stock are automatically converted into shares of common stock at the then applicable conversion rate upon the firm commitment of underwriting a public offering of shares in the amount of at least $10 millions, subject to certain other terms and conditions.

Liquidation Preference
In the event of a liquidation, dissolution, winding up, or sale of the Corporation (including merger or consolidation), whether voluntary or involuntary, the holders of Series A1 Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any distribution or payment shall be made to the holders of Series A Preferred Stock or Common Stock or any other class or series of stock ranking on liquidation junior to the Series A1 Preferred Stock, an amount equal to $1.950 per share.

Note F -     Conversion of Series A Preferred Stock to Series A1 Preferred Stock
During 2005, the Board of Directors approved a plan which allowed the holders of Series A Preferred Stock to convert their holdings or a portion thereof to Series A1 Convertible Participating Preferred Stock.  Under the plan, stockholders investing in new Series A1 issues were entitled to convert a portion of their Series A holdings, under a predetermined formula, subject to certain other terms and conditions.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note G -     Series A Preferred Stock
During 2005 the Company issued Series A Preferred Stock to various investors in exchange for cash.  The Series A Preferred Stock has the following rights and preferences:

Voting
Each holder of the Series A Preferred Stock is entitled to a number of votes equal to the number of shares of common stock into which the shares of Series A Preferred Stock would be convertible.

Conversion
The holders of Series A Preferred Stock have the right to convert their shares at any time into shares of common stock, the conversion price based on the quotient obtained by dividing the Original Series A Purchase Price, by the initial Conversion Price (originally $0.3846 per share) subject to adjustments for certain events.  All outstanding shares of preferred stock are automatically converted into shares of common stock at the then applicable conversion rate upon the firm commitment of underwriting a public offering of shares in the amount of at least $10 million, subject to certain other terms and conditions.

Liquidation Preference
In the event of a liquidation, dissolution, winding up, or sale of the Corporation (including merger or consolidation), whether voluntary or involuntary, and after payment to the holders of Series A1 Preferred Stock, Series A holders will be entitled to $0.3846 per share and they shall share ratably in any distribution of the remaining assets of the Corporation available for distribution to its stockholders (including, without limitation, the holders of Series A1 Preferred Stock, Series A Preferred Stock and Common Stock).

Note H -    Stock-Based Employee Compensation
The Company has, from time to time, issued share based payments in the form of stock warrants to its employees, directors, officers and consultants.  The warrants entitle the holder to convert their warrants into common shares at specified prices during the term of the agreement.  The warrants are valid for terms generally between 5 and 7 years.  All warrant contracts entitle the holders to exercise immediately either in whole or in part prior to expiration and all warrants are exercisable at the price of $0.01.  The Company has adopted the provisions of FAS 123R share based payments to account for the warrants.  Under this standard, all share based payments are recorded at their fair values at the grant date.

The standard recognizes that estimating fair values of stock and other equity instruments presents difficulties with non public entities.  Lack of observable market prices, minimal or infrequent trading and an illiquid market for non-public securities can make it impracticable for entities to estimate the historical volatility of its stock prices.

In 2004, the AICPA issued a practice aid designated to assist non-public companies with criteria necessary to determine fair values.  In its publication entitled “Valuation of Privately Held Company Equity Securities Issued as Compensation”, three allocation methods are presented which are intended to cover a wide range of different scenarios encountered by non-public entities.  The three methods are the current value method, option pricing method and probability-weighted expected return method.

- continued -

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note H -    Stock-Based Employee Compensation - continued
Under the current value method, the value of common stock is determined by relying on the assumption that 100% of the equity of the company is sold.  That equity value is further reduced by the senior claims of preferred shares with the balance allocated to the common shares.  In situations where the senior claims exceed the value of the equity, the common shares are deemed to be worthless.  This method is considered appropriate in the following circumstances: a) when a liquidating event is anticipated in the near future through a liquidation or acquisition or b) when a company is in development stage that: has not made material progress in its business plan, has no significant common equity value in the business in excess of the liquidation preference in the preferred shares and c) there is no reasonable basis for estimating the amount and timing of any such common equity value above the liquidation preference that might be created in the future.

The Company has evaluated the components under the current value method as described above and determined that it meets the criteria with respect to estimating the fair value of its common stock for the purposes of determining the fair value of the warrants issued.  Under the criterion, the value of the common shares has been estimated to be zero.  Accordingly, no compensation expense has been recorded in the accompanying financial statements.

Warrants outstanding consist of the following:

2006

	Exercise Price	Shares

Outstanding at beginning of period	$0.01	32,308
Granted on 11/14/2006	$0.01	101,224
Exercised	—	—
Cancelled	—	—
Outstanding at end of period	$0.01	133,532

Exercisable at end of period	$0.01	133,532

2005

	Exercise Price	Shares

Outstanding at beginning of period	$—	—
Granted on 10/27/2005	$0.01	32,308
Exercised	$—	—
Cancelled	$—	—
Outstanding at end of period	$0.01	32,308

Exercisable at end of period	$0.01	32,308

In December 2006, the warrant holders have collectively agreed to forfeit their warrants for no additional consideration.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note I -     Property and Equipment
Property and equipment consisted of the following:

	2006	2005

Computer Equipment	$6,959	$1,900
Furniture and Fixtures	20,000	20,000
	$26,959	$21,900
Less: Accumulated Depreciation	6,580	2,133

Net Property and Equipment	$20,379	$19,767

Depreciation expenses amounted to $4,447 and $2,133 for the periods ended 2006 and 2005 respectively.

Note J -    Intangible Assets
Intangible assets consisted of the following:

	2006	2005

Software Technology	$90,000	$90,000
Patents	40,000	40,000
	$130,000	$130,000
Less: Accumulated Amortization	3,998	1,414

Net Intangible Assets	$126,002	$128,586

Amortization expense amounted to $2,584 and $1,414 for the periods ended 2006 and 2005 respectively.  The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows:

2007	2008	2009	2010	2011
$2,600	$2,600	$2,600	$2,600	$2,600

The software technology is not being amortized since as of the date of the financial statements it has not generated any associated revenue.  Management has evaluated the technology for impairment and determined that no impairment exists as of the date of the financial statements, as management’s expectation is that it is more likely than not that the assets could be sold for amounts in excess of their carrying amounts.

ASTER WIRELESS, INC.
(A Development Stage Company)
Rochester, New York

NOTES TO FINANCIAL STATEMENTS

Note K -    Going Concern

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has reported net losses of $597,379 for the period ending November 30, 2006.  As a result, there is an accumulated deficit of $932,205 at November 30, 2006.

The Company’s continued existence is dependent upon its ability to raise capital.  The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Note L -     Lease
The Company has a lease agreement with an unrelated party, for the rental of primary office space.  The current lease is scheduled to expire on January 31, 2007, and will be renewed on a month to month basis thereafter.  Rent expenses for the periods ended November 30, 2006 and 2005 were $23,870 and $18,869, respectively.

Note M -   Subsequent Event

The Company is in negotiations with an unrelated party on an agreement which would cause the Company to exchange 100% of its outstanding shares for shares of this party and to effect a merger which would enable an integrated business to proceed.